UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North Creek Parkway Bothell, Washington	98011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 686-1500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.05    Costs Associated with Exit or Disposal Activities.

On November 14, 2016, OncoGenex Pharmaceuticals, Inc. (the “Company”) committed to a further reduction in the Company’s workforce in order to preserve the Company’s resources as it determines future strategic plans. The Company will eliminate five positions and estimates that it will incur approximately $750,000 in cash expenditures as a result of the workforce reduction, substantially all of which will be severance costs. The Company expects the workforce reduction to be substantially complete in the fourth quarter of 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: November 17, 2016	/s/ John Bencich
John Bencich
Chief Financial Officer

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